UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 10, 2004

                              INTERMOST CORPORATION
               (Exact name of Registrant as specified in charter)


           Wyoming                      0-30430                  87-0418721
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                        Identification Number)

                       10th Floor, B10-07 Guomao Building
                                Renmin Road South
                             Shenzhen, China 518014
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 011-86-755-8221-0238



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This Form 8-K and other reports filed by the  Registrant  from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 4.   ACQUISITION OR DISPOSITION OF ASSETS.

          On August 10, 2004 the Registrant's wholly-owned subsidiary, IMOT Information Technology (Shenzhen) Ltd. ("IMOT Technology"), received all necessary government approvals required to complete the transfer of 51% of the issued and outstanding shares of Golden Anke Technology Ltd. ("Golden Anke") from two of its shareholders, Tu Guoshen and Li Zhiquan, to IMOT Technology.

          Pursuant to the Share Transfer Agreement signed on March 31, 2004 among IMOT Technology, the Registrant, Golden Anke, Tu Guoshen and Li Zhiquan, the purchase price to be paid for the stock was $3.24 million. On August 10, 2004 the Registrant issued to the selling shareholders 12 million shares of its common stock, in full payment of the purchase price. The value of the Registrant's common stock was determined by applying a 20% discount to the average closing price during the period from January 20 to March 19, 2004. The consideration for the transactions was agreed to after negotiation by the purchasing and selling parties, none of whom is related.

          Golden Anke is a leading digital security imaging system provider operating in China. Golden Anke offers a variety of solutions on video surveillance, digital image processing and compressing, Internet image transfer and imaging security systems.

          The required financial statements will be filed with an amendment to this Form 8-K on or before October 25, 2004.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          10.1.    Share Transfer Agreement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOST CORPORATION



/s/ Andy Lin
------------------------
Andy Lin,
President
Dated:  August 13, 2004